The People's Republic of China

Forest Right Certificate

Mineral resources, waters, forests, mountains, grassland, unreclaimed land, beaches and other natural resources are owned by the state, that is, by the whole people, with the exception of the forests, mountains, grassland, unreclaimed land and beaches that are owned by collectives in accordance with the law.

Abstracted from the *Constitution of the People's Republic of China*

Forest resources belong to state ownership, excluding those specified under law belonging to collective ownership.

State-owned and collective-owned forests, woods and forest lands, individual-owned woods and individual-used forest lands shall be registered by local people's governments at or above the county level and rosters compiled and certificates issued confirming the ownership or right to use. The State Council may authorize the competent department of forestry under the State Council to register and compile rosters of forests, woods and forest lands of the key state-owned forest regions determined by the State Council, issue certificates and notify the local people's governments concerned.

Legitimate rights and interests of owners and users of forests, woods and forest lands are protected by law upon which no unit or individual shall infringe.

Abstracted from the *Forest Law of the People's Republic of China*

The People's Republic of China

Forest Right Certificate



Seal: special seal of State Forestry Administration for supervising production of forest right certificate
专用章

No: B 520802335298

Scope of Forest, Woods and Forest Land towards Four Directions

(To indicate the scale, boundary marker and obvious marks)

No. of Application Table:

5226310216MDYMSY02901-05304 0218MDYMSY00901-02901 0220MDYMSY08101-08205 0221MDYMSY02901-05102 0222MDYMSY08205-07601 0223MDYMSY05801-08101 0606MDYMSY02401-03801 0918MDYMSY00101-00203

(Seal on the perforation for map attached to Forest Right Certificate of Liping County)

(Seal on the perforation for map attached to Forest Right Certificate of Liping County)



北↑
图符号：G-49-62-(4)
G-49-62-(5)
-62-(11)
-62-(12)
02901-05304
00901-02901
08101-08205
02901-05102
08205-07601
05801-08101
02401-03801
00101-00203

Sketched by: Yang Xucheng
Mapped by: Yang Xucheng

Scale: 1:60000
Page 1 of 1

Lifu Lin Zheng Zi (2009) No. 0216 02901-05304

0218 00901-02901
0220 08101-08205
0222 08205-07601
0223 05801-08101
0606 02401-03801
0918 00101-00203
0221 02901-05102

______________________________ :

Qianxinan Aosen Forestry Company, Limited

In accordance with provisions of the *Forest Law of the People's Republic of China*, the ownership or use right of forest, woods and forest land set forth in this Certificate has been registered, and their legal rights and interests are protected by laws.

This Certificate is issued hereby.

(Seal of Organ Issuing Certificate): the People's Government of Liping County
(Seal of Wang Chongsong)
December 10th, 2009


发证机关（印）
王崇松印
2009 年 12 月 10 日

Registration Table of Forest, Woods and Forest Land

No. of Application Table: 5226310216MDYMSY02901-05304 5226310218MDYMSY00101-02901 5226310606MDYMSY02401-03801 5226310918MDYMSY00101-00203

Owner of Forest Land Ownership	Three villages like Guide of Shangchong Town, etc.		Owner of Use Right of Forest Land	Qianxinan Aosen Forestry Company, Limited	
Owner of Forest and Woods Ownership	Qianxinan Aosen Forestry Company, Limited		Owner of Forest and Woods Use Right	Qianxinan Aosen Forestry Company, Limited	
Location	Three villages like Guide of Shangchong Town, etc.				
Address	Guika	Forest Class	/	Small Class	92
Area	25,992.75 mu	Main Tree Variety		Firry	
Quantity	/	Forest Type		Forest for Woods	
Use Term of Forest Land	31 years	Termination Date		27 October, 2040	
Four Directions:					
East side to Miaoyang					
South side to Nongpengpo					
West to Guika					
North to Cenguopo					
Remarks: Independent operation of private enterprise					
Organ Filling Certificate	Handler: Yang Xucheng December 10th, 2009 Principal: Su Shikui December 10th, 2009 (Seal of Organ): Forestry Administration of Liping County				


（机关印）
经办人：
年 12 月 10